                                                      Filed Pursuant to Rule 433
                                                Registration File No. 333-131211

--------------------------------------------------------------------------------

                           $346,555,000 (APPROXIMATE)

                                 [GMAC RFC LOGO]

                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                 SERIES 2007-SP1

                           RAAC SERIES 2007-SP1 TRUST
                                 ISSUING ENTITY

                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                       DEPOSITOR (SEC FILE NO. 333-125485)

                        RESIDENTIAL FUNDING COMPANY, LLC
                           MASTER SERVICER AND SPONSOR

                                 MARCH 29, 2007

--------------------------------------------------------------------------------

                              [Deutsche Bank LOGO]
                      (JOINT LEAD MANAGER AND BOOK RUNNER)

                                 [GMAC RFC LOGO]
                              (JOINT LEAD MANAGER)

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

                                   DISCLAIMER

The issuer has filed a registration statement (including a base prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest in this offering, you should read the base prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov
*http://www.sec.gov/**. Alternatively, Deutsche Bank Securities Inc. will arrange to send you the base prospectus at no charge if you request it by calling 1-800-503-4611.

This free writing prospectus is being delivered to you solely to provide you with information about the offering and to solicit an offer to purchase the offered securities. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase such securities. Any such commitment shall be subject to the conditions specified below.

This free writing prospectus is not required to contain all of the information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase the offered securities, supercedes any prior version of this free writing prospectus and any information contained in any prior similar free writing prospectus relating to these securities. If a preliminary prospectus is conveyed to you prior to your commitment to purchase, that document supersedes all other information provided to you concerning the offered securities.

This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The securities referred to in this free writing prospectus are being offered when, as and if issued. The issuer is not obligated to issue any such securities or any similar securities, and all or a portion of the securities may not be issued that have the characteristics described herein. The underwriters'
obligation to deliver such securities is subject to the terms and conditions of the underwriting agreement with the issuer and the availability of the securities having the characteristics described herein. If, for any reason, the issuer does not deliver such securities, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

For asset-backed and mortgage-backed securities: Certain of the information contained herein may be based on numerous assumptions (including preliminary assumptions about the pool assets and structure), which may not be specifically identified as assumptions in the information. Any such information or assumptions are subject to change. The information in this free writing prospectus may reflect assumptions specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any assumptions specifically required by you.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                       2

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2006-SP4 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

                            NET WAC CAP SCHEDULE (%)

      (Static = Current Index Values (1); Shock = All index values increase to 20.00% beginning in the first period)

MONTH   STATIC(1)   SHOCK(2)
----------------------------
  1       13.441     14.000
  2        6.723     14.000
  3        6.504     14.000
  4        6.741     14.000
  5        6.540     14.000
  6        6.540     14.000
  7        6.757     14.000
  8        6.558     14.000
  9        6.799     14.000
 10        6.575     14.000
 11        6.573     14.000
 12        7.022     14.000
 13        6.569     14.000
 14        6.785     14.000
 15        6.577     14.000
 16        6.791     14.000
 17        6.617     14.000
 18        6.610     14.000
 19        6.957     14.000
 20        6.771     14.000
 21        7.065     14.000
 22        6.874     14.000
 23        6.864     14.000
 24        7.556     14.000
 25        6.845     14.000
 26        7.075     14.000
 27        6.853     14.000
 28        7.075     14.000
 29        6.852     14.000
 30        6.849     14.000
 31        7.072     14.000
 32        6.848     14.000
 33        7.073     14.000
 34        6.844     14.000
 35        6.837     14.000
 36        7.532     14.000
 37        6.819     14.000
 38        7.037     14.000
 39        6.801     14.000
 40        7.019     14.000
 41        6.784     14.000
 42        6.792     14.000
 43        7.015     14.000
 44        6.780     14.000
 45        7.010     14.000
 46        6.779     14.000
 47        6.771     14.000
 48        7.461     14.000
 49        6.754     14.000
 50        6.970     14.000
 51        6.737     14.000
 52        6.959     14.000
 53        6.729     14.000
 54        6.732     14.000
 55        6.960     14.000
 56        6.729     14.000
 57        6.944     14.000
 58        6.712     14.000
 59        6.703     14.000
 60        7.158     14.000
 61        6.688      7.500
 62        6.902      7.732
 63        6.671      7.466
 64        6.885      7.699
 65        6.657      7.439
 66        6.649      7.429
 67        6.864      7.666
 68        6.634      7.402
 69        6.847      7.633
 70        6.619      7.371
 71        6.611      7.355
 72        7.310      8.127
 73        6.595      7.324
 74        6.807      7.552
 75        6.581      7.296
 76        6.793      7.523
 77        6.566      7.265
 78        6.570      7.280
 79        6.781      7.506
 80        6.555      7.254
 81        6.766      7.480
 82        6.540      7.224
 83        6.533      7.209
 84        7.225      7.965
 85        6.519      7.179
 86        6.729      7.403
 87        6.505      7.150
 88        6.715      7.374
 89        6.492      7.122

(1)  Assumes 1-month LIBOR remains constant at 5.3200%, 6-month LIBOR remains constant at 5.3297%, 1-year LIBOR remains constant at 5.2120%, 1-year MTA remains constant at 5.0120%, 1-year CMT remains constant at 4.8960%, 3-year
     CMT remains constant at 4.4970% and 6-month CD remains constant at 5.2700%
     and run at Pricing Speed to call. Payments, if any, are made to the Swap
     Provider.

(2)  Assumes payments are received from the related Swap Agreement and Yield
     Maintenance Agreement and run at Pricing Speed to call.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                        3

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

                          CLASS A SENSITIVITY ANALYSIS
                                 TO 10% CALL(1)

                                  50% PPC   75% PPC   100% PPC   125% PPC   150% PPC
                                  -------   -------   --------   --------   --------

              A-1
          WAL (YEARS)                2.00      1.34       1.00       0.79       0.64
PRINCIPAL WINDOW BEGIN (MONTHS)         1         1          1          1          1
 PRINCIPAL WINDOW END (MONTHS)         54        36         27         21         17
                                    -----      ----       ----       ----       ----
              A-2
          WAL (YEARS)                6.28      4.25       3.00       2.16       1.73
PRINCIPAL WINDOW BEGIN (MONTHS)        54        36         27         21         17
 PRINCIPAL WINDOW END (MONTHS)        102        70         52         33         27
                                    -----      ----       ----       ----       ----
              A-3
          WAL (YEARS)               12.00      8.36       6.29       4.81       3.49
PRINCIPAL WINDOW BEGIN (MONTHS)       102        70         52         33         27
 PRINCIPAL WINDOW END (MONTHS)        167       117         89         70         57

                          CLASS A SENSITIVITY ANALYSIS
                                 TO MATURITY(1)

                                  50% PPC   75% PPC   100% PPC   125% PPC   150% PPC
                                  -------   -------   --------   --------   --------

              A-1
          WAL (YEARS)                2.00      1.34       1.00       0.79       0.64
PRINCIPAL WINDOW BEGIN (MONTHS)         1         1          1          1          1
 PRINCIPAL WINDOW END (MONTHS)         54        36         27         21         17
                                    -----      ----       ----       ----       ----
              A-2
          WAL (YEARS)                6.28      4.25       3.00       2.16       1.73
PRINCIPAL WINDOW BEGIN (MONTHS)        54        36         27         21         17
 PRINCIPAL WINDOW END (MONTHS)        102        70         52         33         27
                                    -----      ----       ----       ----       ----
              A-3
          WAL (YEARS)               13.79      9.90       7.51       5.81       4.33
PRINCIPAL WINDOW BEGIN (MONTHS)       102        70         52         33         27
 PRINCIPAL WINDOW END (MONTHS)        314       263        212        172        143

(1)  Assumes 1-month LIBOR remains constant at 5.3200%, 6-month LIBOR remains constant at 5.3297%, 1-year LIBOR remains constant at 5.2120%, 1-year MTA remains constant at 5.0120%, 1-year CMT remains constant at 4.8960%, 3-year
     CMT remains constant at 4.4970% and 6-month CD remains constant at 5.2700%
     and run at the Pricing Speed with no losses and trigger is not in effect.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                        4

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

                          CLASS M SENSITIVITY ANALYSIS
                                 TO 10% CALL(1)

                                  50% PPC   75% PPC   100% PPC   125% PPC   150% PPC
                                  -------   -------   --------   --------   --------

              M-1
          WAL (YEARS)                9.12      6.29       4.90       4.29       4.24
PRINCIPAL WINDOW BEGIN (MONTHS)        53        37         39         42         46
 PRINCIPAL WINDOW END (MONTHS)        167       117         89         70         57
                                     ----      ----       ----       ----       ----
              M-2
          WAL (YEARS)                9.12      6.29       4.86       4.16       3.89
PRINCIPAL WINDOW BEGIN (MONTHS)        53        37         38         40         42
 PRINCIPAL WINDOW END (MONTHS)        167       117         89         70         57
                                     ----      ----       ----       ----       ----
              M-3
          WAL (YEARS)                9.12      6.29       4.84       4.09       3.72
PRINCIPAL WINDOW BEGIN (MONTHS)        53        37         38         39         40
 PRINCIPAL WINDOW END (MONTHS)        167       117         89         70         57
                                     ----      ----       ----       ----       ----
              M-4
          WAL (YEARS)                0.45      0.46       0.47       0.49       0.51
PRINCIPAL WINDOW BEGIN (MONTHS)         1         1          1          1          1
 PRINCIPAL WINDOW END (MONTHS)         13        13         14         15         16

                          CLASS M SENSITIVITY ANALYSIS
                                 TO MATURITY(1)

                                  50% PPC   75% PPC   100% PPC   125% PPC   150% PPC
                                  -------   -------   --------   --------   --------

              M-1
          WAL (YEARS)                9.93      6.96       5.42       4.72       4.59
PRINCIPAL WINDOW BEGIN (MONTHS)        53        37         39         42         46
 PRINCIPAL WINDOW END (MONTHS)        266       203        157        126        104
                                     ----      ----       ----       ----       ----
              M-2
          WAL (YEARS)                9.84      6.87       5.31       4.53       4.19
PRINCIPAL WINDOW BEGIN (MONTHS)        53        37         38         40         42
 PRINCIPAL WINDOW END (MONTHS)        249       185        142        114         94
                                     ----      ----       ----       ----       ----
              M-3
          WAL (YEARS)                9.67      6.74       5.18       4.37       3.95
PRINCIPAL WINDOW BEGIN (MONTHS)        53        37         38         39         40
 PRINCIPAL WINDOW END (MONTHS)        225       163        125         99         81
                                     ----      ----       ----       ----       ----
              M-4
          WAL (YEARS)                0.45      0.46       0.47       0.49       0.51
PRINCIPAL WINDOW BEGIN (MONTHS)         1         1          1          1          1
 PRINCIPAL WINDOW END (MONTHS)         13        13         14         15         16

(1)  Assumes 1-month LIBOR remains constant at 5.3200%, 6-month LIBOR remains constant at 5.3297%, 1-year LIBOR remains constant at 5.2120%, 1-year MTA remains constant at 5.0120%, 1-year CMT remains constant at 4.8960%, 3-year
     CMT remains constant at 4.4970% and 6-month CD remains constant at 5.2700%
     and run at the Pricing Speed with no losses and trigger is not in effect.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                        5

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

                               EXCESS SPREAD TABLE

          STATIC         FWD
        INDICES(1)   INDICES(2)
MONTH      (BPS)        (BPS)
-------------------------------
  1         414         414
  2         157         157
  3         155         155
  4         159         160
  5         158         158
  6         158         158
  7         162         164
  8         160         164
  9         167         171
 10         163         169
 11         164         169
 12         174         180
 13         165         170
 14         170         176
 15         167         173
 16         172         178
 17         171         177
 18         171         178
 19         189         196
 20         187         194
 21         200         209
 22         197         208
 23         196         209
 24         220         230
 25         193         199
 26         202         206
 27         195         201
 28         203         209
 29         196         204
 30         197         205
 31         205         213
 32         198         209
 33         207         217
 34         200         211
 35         200         213
 36         226         237
 37         198         204
 38         192         199
 39         181         190
 40         190         199
 41         180         191
 42         181         192
 43         190         200
 44         179         190
 45         189         200
 46         178         190
 47         177         190
 48         206         217
 49         173         180
 50         182         188
 51         170         178
 52         180         187
 53         169         176
 54         169         176
 55         179         187
 56         168         175
 57         177         185
 58         166         173
 59         165         172
 60         186         192
 61         143         164
 62         160         180
 63         142         162
 64         159         178
 65         140         160
 66         139         159
 67         156         176
 68         138         158
 69         155         174
 70         136         156
 71         135         155
 72         188         205
 73         134         149
 74         151         165
 75         132         148
 76         149         164
 77         131         146
 78         131         146
 79         148         163
 80         130         145
 81         147         161
 82         128         143
 83         127         143
 84         180         193
 85         126         134
 86         143         150
 87         125         132
 88         142         149
 89         123         131

(1)  Assumes 1-month LIBOR remains constant at 5.3200%, 6-month LIBOR remains constant at 5.3297%, 1-year LIBOR remains constant at 5.2120%, 1-year MTA remains constant at 5.0120%, 1-year CMT remains constant at 4.8960%, 3-year
     CMT remains constant at 4.4970% and 6-month CD remains constant at 5.2700%
     and run at the Pricing Speed to call. Assumes payments are received, if any, from the related Swap Agreement and Yield Maintenance Agreement and payments are made, if any, to the Swap Provider.

(2)  Assumes 1-month Forward LIBOR, 6-month Forward LIBOR, 1-year Forward LIBOR,
     1-year Forward MTA, 1-year Forward CMT and 3-year Forward CMT instantaneously, and 6 month CD remains constant at 5.2700%; and run at the
     Pricing Speed to call. Assumes payments are received from the related Swap
     Agreement and Yield Maintenance Agreement and payments are made, if any, to the Swap Provider.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                        6

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

                                BREAK-EVEN TABLES

                30% SEVERITY               40% SEVERITY                    50% SEVERITY
           ----------------------   ---------------------------   ---------------------------
           CDR BREAK   COLLATERAL   CDR BREAK   COLLATERAL LOSS      CDR      COLLATERAL LOSS
              (%)       LOSS (%)       (%)            (%)         BREAK (%)         (%)
           ---------   ----------   ---------   ---------------   ---------   ---------------

Class M1     17.70        11.46       12.21          11.72          9.31           11.88
Class M2     11.78         8.56        8.42           8.76          6.54            8.88
Class M3      9.33         7.14        6.79           7.34          5.33            7.45
Class M4        --           --          --             --            --              --

The tables above display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, where the referenced Certificate first incurs a writedown. Calculations are run to maturity. Other assumptions incorporated include:

(1)  The Pricing Prepayment Assumptions are applied

(2)  Assumes 1-month Forward LIBOR, 6-month Forward LIBOR, 1-year Forward LIBOR,
     1-year Forward MTA, 1-year Forward CMT and 3-year Forward CMT instantaneously, and 6 month CD remains constant at 5.2700%.

(3)  Trigger Event is in effect

(4)  There is a 12 month lag in recoveries, with 100% servicer advancing principal and interest

(5)  Assumes bonds pay on 25th of each month

(6)  Class M4 does not break as it pays off by month 14 at Pricing Speed

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

[Deutsche Bank LOGO]

                                        7

                                                                 [GMAC RFC LOGO]
RAAC SERIES 2007-SP1 TRUST
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-SP1
--------------------------------------------------------------------------------

                        DEUTSCHE BANK SECURITIES CONTACTS

                                    CONTACTS

BANKING

Brad Andres         212.250.7302   Bradford.andres@db.com
Brian Haklisch      212.250.8745   Brian.haklisch@db.com
Aarthi Sowrirajan   212.250.4377   Aarthi.sowrirajan@db.com
Libby Perry         212.250.7906   Elizabeth.perry@db.com

STRUCTURING

Patrick Kim         212.250.3053   Patrick.kim@db.com
Andrew McDermott    212.250.3978   Andrew.mcdermott@db.com

COLLATERAL

Steve Lumer         212.250.0115   Steve.lumer@db.com
Bryan Faron         212.250.6627   Bryan.faron@db.com
Yiyun Tsai          212.250.5312   Yiyun.tsai@db.com

SYNDICATE

Brian Wiele         212.250.7730   Brian.wiele@db.com
Con Accibal         212.250.7730   Con.accibal@db.com

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling
DBSI's trading desk at 212-250-7730. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. THIS FREE WRITING PROSPECTUS IS NOT AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED. The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

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